UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             --------------------

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 10, 2006



                          Riviera Holdings Corporation
           (Exact name of registrant as specified in its charter)



            Nevada                           000-21430            88-0296885
(State or other jurisdiction of      (Commission File Number)  (I.R.S. Employer
incorporation) Identification No.)

2901 Las Vegas Boulevard, Las Vegas, Nevada                   89109
 (Address of principal executive offices)                   (Zip Code)

  Registrant's telephone number, including area code:   (702) 794-9527


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       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
      Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
      Act (17 CFR 240.13e-4(c))




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Section 7 - Regulation FD

Item 7.01   Regulation FD Disclosure.

On November 13, 2006, Riviera Holdings Corporation ("Riviera") will issue a press release reporting (i) the receipt of a proposal from real estate developer Ian Bruce Eichner ("Eichner") and the D. E. Shaw group, on behalf of an entity to be formed by them, to acquire by merger all of the outstanding shares of Riviera at a cash price of $21 per share, (ii) the entry into an exclusive negotiating agreement with Eichner and a member of the D. E. Shaw group and
(iii)  certain  related  resolutions  adopted by Riviera's  board of  directors.
Copies of the press release, the acquisition proposal and the exclusive negotiating agreement are furnished as Exhibits 99.1, 99.2 and 99.3 hereto, respectively.

There is no assurance that Riviera, Eichner and any member of the D. E. Shaw group or any of their affiliates will enter into an acquisition agreement or that such an agreement, if entered into, would receive the requisite approvals by Riviera's shareholders and governmental authorities, including gaming regulators.

This report contains "forward-looking statements," as that term is defined in
Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Riviera believes that its forward-looking statements are reasonable at the present time, but Riviera does not guarantee that any of the transactions or events described in this report will happen. Riviera does not plan to update its forward-looking statements even though its situation or plans may change in the future, unless applicable law requires such updating.

The information in this Item 7.01 and the exhibits hereto shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as and when expressly set forth by such specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits:

Exhibit 99.1 Riviera Press Release Dated November 13, 2006.
Exhibit 99.2 Letter from Eichner and the D. E. Shaw Group to the Board of
               Directors of Riviera.
Exhibit 99.3 Exclusivity Agreement, dated November 13, 2006, among Riviera,
               Eichner and D. E. Shaw AQ-SP Series 4-08, LLC.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 10, 2006.


                               RIVIERA HOLDINGS CORPORATION

                               /s/  Mark Lefever
                               ------------------------------------------------
                                Name:   Mark Lefever
                                Title:  Treasurer and Chief Financial Officer